SCHEDULE 14A INFORMATION

              Proxy Statement Pursuant to Section 14(a)
                of the Securities Exchange Act of 1934
                          (Amendment No. N/A)


Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission only (as permitted by
       Rule 12a-6(e)(2))
[ X] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to S 240.14a-11(c) or S 240.14a-12


                     THE MANITOWOC COMPANY, INC.
           (Name of Registrant as Specified in Its Charter)

                             Not Applicable
      ----------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the
                             Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X] No fee required.
[  ] Fee computed on table below per Exchange Act Rules 14a-
       6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:


[  ] Fee paid previously with preliminary materials.

[  ] Check box  if  any part  of  the fee  is  offset as  provided  by
     Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:










                      THE MANITOWOC COMPANY, INC.

                         500 South 16th Street

                              P.O. Box 66

                    Manitowoc, Wisconsin 54221-0066

                           (920) 684-4410



                           March 15, 1999



 TERRY D. GROWCOCK

  PRESIDENT AND

CHIEF EXECUTIVE OFFICER





Dear Shareholder:



     You are cordially invited to attend the 1999 Annual Meeting of Shareholders of The Manitowoc Company, Inc. which will be held at the Holiday Inn Manitowoc located at 4601 Calumet Avenue, Manitowoc, Wisconsin, on Tuesday, May 4, 1999,

at 9:00 a.m. (CDT).



     Two matters of business will be presented at the meeting - the election of five directors to serve staggered terms ending at our Annual Meeting of

Shareholders in the years 2000, 2001 and 2002, and approval of the proposed 1999

Non-employee Director Stock Option Plan, both as set forth in the accompanying

Notice and Proxy Statement.  The Board of Directors of the Company recommends a vote "FOR" both of these matters.



     Whether or not you are able to attend the 1999 Annual Meeting, we welcome your questions and comments about the Company.  To make the best use of time at the meeting, we would appreciate receiving your questions or comments, in writing, in advance of the meeting, so they can be answered as completely as possible at the meeting.  If you wish to make a comment or ask a question in writing, we would appreciate receiving it by April 27th.



     It is important that your shares be represented and voted at the meeting.

Accordingly, please sign, date, and promptly mail the enclosed proxy card in the envelope provided.



     To help us plan for the meeting, please mark your proxy card telling us if you will be attending personally.



                                   Sincerely,

                                        /s/ Terry D. Growcock





                      THE MANITOWOC COMPANY, INC.

                         500 South 16th Street

                              P.O. Box 66

                    Manitowoc, Wisconsin 54221-0066

                             (920) 684-4410







                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS





TO THE SHAREHOLDERS OF

THE MANITOWOC COMPANY, INC.



     Notice is hereby given that the Annual Meeting of Shareholders of

The Manitowoc Company, Inc. (the "Company"), a Wisconsin corporation,

will be held at the Holiday Inn Manitowoc located at 4601 Calumet

Avenue, Manitowoc, Wisconsin, on Tuesday, May 4, 1999, at 9:00 a.m.

(CDT), for the following purposes:



1.To elect five directors of the Company as described in the Proxy

  Statement;



2.To consider and vote upon the approval of The Manitowoc Company, Inc.

  1999 Non-employee Director Stock Option Plan; and



3.To transact such other business as may properly come before the Annual

  Meeting or any adjournment thereof;


all as set forth and described in the accompanying Proxy Statement.



     The Board of Directors has fixed the close of business on February

24, 1999, as the record date for determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting.





     SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING.

HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN

PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN, AND PROMPTLY RETURN

THE ENCLOSED PROXY CARD USING THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH

REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.





                                   By Order of the Board of Directors





                                   E. DEAN FLYNN

                                   Secretary





Manitowoc, Wisconsin

March 15, 1999







PROXY STATEMENT







                      THE MANITOWOC COMPANY, INC.

                         500 South 16th Street

                              P.O. Box 66

                    Manitowoc, Wisconsin 54221-0066

                             (920) 684-4410



                        SOLICITATION AND VOTING



     Accompanying this Proxy Statement is a Notice of Annual Meeting of

Shareholders and a form of proxy for the Annual Meeting solicited by the

Board of Directors of The Manitowoc Company, Inc. (the "Company").  A

copy of the Annual Report to Shareholders, containing financial statements for the year ended December 31, 1998, is also enclosed.  The

Annual Report is neither a part of this Proxy Statement nor incorporated herein by reference.  The approximate date on which this Proxy Statement and the enclosed form of proxy are first being sent or given to shareholders is March 15, 1999.



     On February 24, 1999, the record date for determining shareholders entitled to vote at the Annual Meeting, there were outstanding

17,309,800 shares of Company Common Stock, $0.0l par value per share

(the "Common Stock").  Each share outstanding on the record date is entitled to one vote on all matters presented at the meeting.  On

February 16, 1999, the Board of Directors approved a 3-for-2 stock split in the form of a 50% stock dividend, to be effective March 31, 1999.

The record date for that stock split was March 1, 1999.  The resulting newly issued shares will not be eligible to vote at the Annual Meeting,

and are not reflected in the number of shares outstanding on February

24, 1999, or in the other share information contained in this Proxy

Statement.



     Any shareholder entitled to vote may vote in person or by duly executed proxy.  A proxy may be revoked at any time before it is exercised by filing a written notice of revocation with the Secretary of the Company, by delivering a duly executed proxy bearing a later date or by voting in person at the Annual Meeting.  Attendance at the Annual

Meeting will not in itself constitute revocation of a proxy.  The shares represented by all properly executed unrevoked proxies received in time for the Annual Meeting will be voted as specified on the proxies.

Shares held for the accounts of participants in the Company's Dividend

Reinvestment Plan and RSVP Profit Sharing Plan (for which the proxies will serve as voting instructions for the shares) will be voted in accordance with the instructions of participants or otherwise in accordance with the terms of those Plans.  If no direction is given on a properly executed unrevoked proxy, it will be voted FOR each of the five director nominees and FOR the proposal to approve The Manitowoc Company,

Inc. 1999 Non-employee Director Stock Option Plan.



     The cost of soliciting proxies will be borne by the Company.

Solicitation will be made principally by mail, but also may be made by telephone, facsimile or other means of communication by certain directors, officers, employees and agents of the Company.  Such directors, officers and employees will receive no compensation for these efforts in addition to their regular compensation, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.  The Company has retained the services of Georgeson &

Company Inc. to assist in the solicitation of proxies for an anticipated cost to the Company of $7,500, plus reasonable out-of-pocket expenses.

The Company will request persons holding shares in their names for the benefit of others, or in the names of their nominees, to send proxy material to and obtain proxies from their principals and will reimburse such persons for their expenses in so doing.



     To be effective, a matter presented for a vote of shareholders at the Annual Meeting must be acted upon by a quorum (i.e., a majority of the votes entitled to be cast represented at the Annual Meeting in person or by proxy). Abstentions, shares for which authority is withheld to vote for director nominees, and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have

discretionary power to vote) will be considered present for the purpose of establishing a quorum.  Once a

share is represented at the Annual Meeting, it is deemed present for quorum purposes throughout the meeting or any adjourned meeting, unless a new record date is or must be set for the adjourned meeting.



     Directors are elected by a plurality of the votes cast by the holders of shares entitled to vote in the election at a meeting at which a quorum is present.  A "plurality" means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be chosen at the election (five at the

Annual Meeting).  Votes attempted to be cast against a director nominee are not given legal effect and are not counted as votes cast in an election of directors.  Any shares not voted, whether by withheld authority, broker non-vote or otherwise, will have no effect on the election of directors except to the extent that the failure to vote for an individual results in another nominee receiving a larger number of votes.



     The affirmative vote of the holders of a majority of the shares of

Common Stock represented and voted at the Meeting (assuming a quorum is present) is required to approve The Manitowoc Company, Inc. 1999 Non-

employee Director Stock Option Plan.  Any shares not voted at the

Meeting (whether as a result of broker non-votes or otherwise, except abstentions) will have no impact on the vote.  Shares of Common Stock as to which holders abstain from voting will be treated as votes against

The Manitowoc Company, Inc. 1999 Non-employee Director Stock Option

Plan.  Votes will be tabulated by inspectors of election appointed by the Board.





                        OWNERSHIP OF SECURITIES



STOCK OWNERSHIP OF BENEFICIAL OWNERS OF MORE THAN FIVE PERCENT



     Based on information provided and available to the Company on

February 24, 1999, each person or entity known to have beneficial ownership of more than 5% of the Company's outstanding Common Stock at

December 31, 1998 is set forth in the following table.






          NAME AND

         ADDRESS OF                      AMOUNT AND NATURE                PERCENT OF

      BENEFICIAL OWNER                OF BENEFICIAL OWNERSHIP               CLASS

--------------------------------------------------------------------------------------


 Fidelity Management & Research Co.          1,057,725                      6.12%

   82 Devonshire Street

   Boston, MA 02109-3614






STOCK OWNERSHIP OF DIRECTORS AND MANAGEMENT



     The following table sets forth the beneficial ownership (as that term is defined in Rule 13d-3 promulgated under the Exchange Act of 1934 (the "Exchange

Act")) of Common Stock by each director and director nominee of the Company,

each executive officer of the Company named in the Summary Compensation Table below, and by the directors and executive officers of the Company as a group.

Unless otherwise indicated, the information is provided as of February 24,

1999.  Each of the persons listed below is the beneficial owner of less than

1% of the outstanding shares of Common Stock, except that all executive officers and directors as a group own 4.7% of the outstanding shares of Common

Stock. The table also reflects for each person the number of Common Stock units associated with compensation deferred under the Company's Deferred

Compensation Plan.

                                                                               DEFERRED

                                             SHARES BENEFICIALLY             COMMON STOCK

              NAME                                 OWNED(1)                    UNITS(2)

---------------------------------------------------------------------------------------------

  Dean H. Anderson.......................             4,400                     1,859

  Fred M. Butler.........................            70,210(3)(4)              23,999

  Philip L. FitzGerald...................            10,425(3)(5)               5,541

  E. Dean Flynn..........................             5,437(3)(6)               5,151

  Robert R. Friedl.......................            15,628(3)(7)               1,248

  Terry D. Growcock......................             8,288(3)                  3,654

  Philip D. Keener.......................            10,053(3)(8)               1,844

  James P. McCann........................             2,727                    10,590

  George T. McCoy........................             9,250(9)                      0

  Thomas G. Musial.......................             9,468(3)(10)              5,500

  Guido R. Rahr, Jr......................             7,352                         0

  Gilbert F. Rankin, Jr..................            20,219                         0

  Bruce C. Shaw..........................            40,162(3)(11)             14,400

  Robert C. Stift........................                 0(12)                     0

  Robert S. Throop.......................            14,943(13)                11,690




  All Executive Officers and Directors

     as a group (16 persons)  ...........           810,613(14)                86,499


-------------------------------

(1)Unless otherwise noted, the specified persons have sole voting power and sole dispositive power as to the indicated shares.  Share information has not been adjusted to reflect the Company's March 31,

   1999 3-for-2 stock split to be effected as a 50% stock dividend.



(2)The Company has the sole right to vote all shares of Common Stock underlying the deferred Common Stock units held in the Deferred

   Compensation Plan Trust.  The independent trustee of such Trust has the dispositive power as to such shares.


(3)For the following current and former executive officers, includes the indicated number of shares which were held in their respective

   RSVP Profit Sharing Plan accounts at December 31, 1998, as to which they have sole voting power and shared investment power:  Fred M.

   Butler - 7,796; Philip L. FitzGerald - 484; E. Dean Flynn - 2,766;

   Robert R. Friedl - 4,788; Terry D. Growcock - 1,122; Philip D.

   Keener - 3,365; Thomas G. Musial - 3,088; and Bruce C. Shaw - 3,194.



(4)Includes 8,102 shares held in a revocable trust under which Mr.

   Butler and his spouse are co-trustees, sharing voting and investment power.  Also includes 23,908 shares held by an irrevocable trust (of which Mr. Butler and his spouse are co-trustees and under which he receives dividends and economic benefits of the shares during their lifetime) for the benefit of Willamette University.  Mr. Butler and his spouse retain sole voting power of these shares during their lifetime. Also includes 16,405 shares which Mr. Butler has the right to acquire pursuant to the 1995 Stock Plan.  Mr. Butler retired as an executive officer and director of the Company in June 1998.  The number of shares beneficially owned for Mr. Butler is provided as of

   December 31, 1998.



(5) Includes 9,181 shares as to which voting and investment power is shared with spouse.  Mr. FitzGerald ceased to be an executive officer of the Company in October 1998.  The number of shares beneficially owned for Mr. FitzGerald is provided as of December 31,

   1998.



(6)Includes 2,137 shares which Mr. Flynn has the right to acquire pursuant to the 1995 Stock Plan.




(7)Includes 1,500 shares as to which voting and investment power is shared with spouse.  Also includes 3,487 shares which Mr. Friedl has the right to acquire pursuant to the 1995 Stock Plan.  Excludes

   2,063 shares held by Mr. Friedl's spouse as custodian for their children, as to which he disclaims beneficial ownership.



(8)  Includes 3,931 shares as to which voting and investment power is shared with spouse.  Mr. Keener ceased to be an executive officer of the Company in October 1998.  The number of shares beneficially owned for Mr. Keener is provided as of December 31, 1998.



(9)  Represents shares held in trust under which Mr. McCoy and his spouse are co-trustees, sharing voting and investment power.



(10) Includes 1,303 shares which Mr. Musial has the right to acquire pursuant to the 1995 Stock Plan.



(11) Includes 1,152 shares as to which voting and investment power is shared with spouse.  Also includes 3,880 shares as to which Mr. Shaw has the right to acquire pursuant to the 1995 Stock Plan.  Excludes

   2,407 shares held by Mr. Shaw's spouse directly, and 719 shares held by Mr. Shaw's spouse as custodian for their son, as to which he disclaims beneficial ownership.




(12) Excludes 1,000 shares held by Mr. Stift's spouse directly, as to which he disclaims beneficial ownership.



(13) Includes 4,587 shares as to which voting and investment power is shared with spouse.



(14) Includes 61,873 shares as to which voting and investment power are shared and 453,597 shares, at December 31, 1998, held by the RSVP

   Profit Sharing Plan Trust (persons within the group hold sole voting power with respect to 29,124 of these shares, and share investment power with respect to all of these shares (by virtue of the Plan's administration by an investment committee of executive officers)).

   Also includes 154,795 shares, at February 24, 1999, as to which the

   Company, thru certain officers, have sole voting power under the

   Deferred Compensation Plan Trust.




        SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE



     Pursuant to Section 16 of the Exchange Act, the Company's

directors, its executive officers, and any persons who beneficially own more than 10% of the Company's Common Stock are required to file reports of their trading in equity securities of the Company with the

Securities and Exchange Commission (the "Commission"), the New York

Stock Exchange, and the Company.  Based solely on its review of the copies of such reports received by it and written representations that no other reports were required, the Company believes that during fiscal year 1998 its executive officers and directors complied with all such applicable filing requirements.




-------------------------------------------------------------------

1.   ELECTION OF DIRECTORS

-------------------------------------------------------------------





     Five directors are to be elected at the Annual Meeting, three of whom are to serve a three year term expiring at the 2002 Annual

Meeting, one of whom is to serve a two year term expiring at the 2001

Annual Meeting, and one of whom is to serve a one year term expiring at the 2000 Annual Meeting and, for each such director, until their respective successors are duly elected and qualified.  The names of the nominees of management and the continuing Board members are set forth below, along with additional information regarding such persons. Each person so named is presently serving as a director of the Company.



     The election shall be determined by a plurality of the votes duly cast.  It is intended that the shares represented by proxies in the accompanying form will be voted for the election of the nominees listed below, unless a contrary direction is indicated.  The five nominees have indicated that they are able and willing to serve as directors.

However, if any of the nominees should be unable to serve, an eventuality which management does not contemplate, it is intended that the proxies will vote for the election of such other person or persons as management may recommend.




                                         THE BOARD OF DIRECTORS RECOMMENDS ELECTION OF THE NOMINEES

                                                            WHOSE NAMES FOLLOW.

                                                                                 YEAR FIRST



                                        POSITION WITH                            ELECTED OR

                                       COMPANY OR OTHER                          APPOINTED

        NAME                              OCCUPATION                              DIRECTOR

---------------------------------------------------------------------------------------------------------------------------------

                                                NOMINEES FOR ELECTION TO BOARD OF DIRECTORS



                              FOR THREE YEAR TERMS EXPIRING AT THE ANNUAL MEETING TO BE HELD IN THE YEAR 2002


Dean H. Anderson  .... Senior Vice President - Strategic Development (since 7/97) and

    (Age 58)           Vice President - Strategic Development (2/95-7/97) of ABB Vetco

                       Gray Inc., Houston, TX (oilfield equipment manufacturer with concentration on subsea oil and gas production systems); previously

                       President (1/90-1/95) of Foster Valve Corporation, Houston, TX

                       (oilfield manufacturer) (1)(2)  .............................................                  1992



James P. McCann  ..... Retired (12/92); former Vice Chairman, President and Chief

    (Age 69)           Operating Officer (3/91-12/92) of Bridgestone/Firestone, Inc.,

                       Nashville, TN (tire manufacturer) (3)(4)  ....................................                 1990



Robert S. Throop  .... Retired (12/96); former Chairman and Chief Executive Officer

    (Age 61)           (since 12/84) of Anthem Electronics, Inc., San Jose, CA

                       (manufacturer and distributor of electronic products); Director of

                       Arrow Electronics, Inc. and The Coast Distribution System

                       (2)(3)(4)  .................................................................................   1992





                                FOR TWO YEAR TERM EXPIRING AT THE ANNUAL MEETING TO BE HELD IN THE YEAR 2001



Robert C. Stift  ..... Chairman and Chief Executive Officer (since 6/98) of USI Diversified,

    (Age 57)           Hagerstown, MD (manufacturer of industrial and consumer products,

                       a business unit of U.S. Industries); previously Chairman and Chief

                       Executive Officer (5/92-4/98) of Grove Worldwide (Division of

                       Hanson PLC), Shady Grove, PA (construction equipment

                       manufacturer) (1)  ........................................................................... 1998





                                FOR ONE YEAR TERM EXPIRING AT THE ANNUAL MEETING TO BE HELD IN THE YEAR 2000



Terry D. Growcock  President and Chief Executive Officer (since 7/98) of the Company;

    (Age 53)           previously President and General Manager of Manitowoc Ice, Inc.

                       (8/96-7/98), a subsidiary of The Manitowoc Company, Inc., Executive

                       Vice President and General Manager of Manitowoc Equipment Works

                       (7/94-8/96), a division of The Manitowoc Company, Inc., and Vice

                       President and General Manager (8/93-7/94) of the Robertshaw

                       Tennessee Division (automotive controls manufacturer), Knoxville,

                       TN subsidiary of Siebe plc. (3)  ............................................................  1998







                                             MEMBERS OF BOARD OF DIRECTORS CONTINUING IN OFFICE





                                    FOR TERMS EXPIRING AT THE ANNUAL MEETING TO BE HELD IN THE YEAR 2001



Gilbert F. Rankin, Jr.           Retired (9/87); former Administrative Director, College of

    (Age 66)                     Engineering, Cornell University, Ithaca, NY (1)(4)  ............................1974










                                    FOR TERMS EXPIRING AT THE ANNUAL MEETING TO BE HELD IN THE YEAR 2000



George T. McCoy  .....           Retired (4/86); former Chairman of the Board (1985-4/86) of Guy F.

    (Age 79)                     Atkinson Company, San Bruno, CA (industrial and heavy

                                 construction) (1)(2)(3)  .......................................................1986



Guido R. Rahr, Jr.  ..           Chairman of the Board (since 11/93) and Chairman of the Board

    (Age 70)                     and Chief Executive Officer (9/87-11/93) of Rahr Malting Co.,

                                 Minneapolis, MN (producer of barley malt) (1)  .................................1980




--------------------------------------------

(1)  Member of Audit Committee.

(2)  Member of Compensation and Benefits Committee.

(3)  Member of Executive Committee.

(4)  Member of Nominating Committee.




                MEETINGS OF THE BOARD AND ITS COMMITTEES



     During the fiscal year ended December 31, 1998, the Board of

Directors met four times.  No member of the Board missed any of the meetings held by the Board or the committees on which he served.



     The Company has standing Audit, Compensation and Benefits,

Executive, and Nominating Committees of the Board of Directors.  During

the fiscal year ended December 31, 1998, there were two meetings of the

Audit Committee, four meetings of the Compensation and Benefits

Committee, three meetings of the Executive Committee, and three meetings of the Nominating Committee.



     The Audit Committee reviews the scope and timing of the audit of the Company's financial statements by the Company's independent accountants and reviews with the independent accountants the Company's management policies and procedures with respect to internal auditing and accounting controls.  The Compensation and Benefits Committee determines the compensation of the Company's executive officers, reviews management's recommendations as to the compensation of other key personnel, and administers the Company's Economic Value Added Bonus Plan

(the "EVA Plan") and the 1995 Stock Plan.  The Executive Committee

discharges certain of the responsibilities of the Board of Directors when the Board is not in session and reviews and makes recommendations concerning proposed major corporate transactions.  The Nominating

Committee provides the methodology for selection of candidates,

including the specifications, for the position of Chief Executive

Officer of the Company.  The Nominating Committee does not have a policy to consider nominees recommended by shareholders.





                       COMPENSATION OF DIRECTORS



     Each non-employee director is paid an annual retainer of $25,000 and an additional fee of $1,000 for each meeting of the Board of

Directors and any committee thereof attended.  Directors who are employees of the Company do not receive separate remuneration in connection with their service on the Board or Board committees.



     Under the Company's Deferred Compensation Plan, each non-employee director may elect to defer all or any part of his annual retainer and meeting fees for future payment upon death, disability, termination of service as a director, a date specified by the participant, or the earlier of any such date to occur.  A participating non-employee director may elect to have his deferred compensation credited to two accounts, the values of which are based upon investments in Common Stock and a balanced fund mutual fund, respectively.  Distributions with respect to the stock account will be made in shares of Common Stock.

Other account distributions will be made in cash.  Upon a change in control (as defined in the Deferred Compensation Plan), all restrictions on the distribution of deferred compensation will be automatically terminated and the participant would promptly receive the full balance of his/her account.





                         EXECUTIVE COMPENSATION



     The following table sets forth, for the fiscal years ended December

31, 1998, December 31, 1997, and December 31, 1996, each component of compensation paid or earned for the current and former Chief Executive

Officers, for each of the four other most highly compensated executive officers of the Company who were serving as executive officers at the end of fiscal 1998 whose cash compensation exceeded $100,000 during fiscal 1998, and two former executive officers who would have been among the four other most highly compensated executive officers of the Company but were no longer serving as executive officers at the end of fiscal

1998.





                                                         SUMMARY COMPENSATION TABLE


                                                                                                           LONG-TERM

                                                                                                          COMPENSATION
                                                                                                    -------------------------
                                                                                                    AWARDS          PAYOUTS
                                                                                                   ----------      ----------

                                                    ANNUAL COMPENSATION            SECURITIES         LTIP       ALL OTHER

       NAME AND                                     SALARY         BONUS           UNDERLYING       PAYOUTS     COMPENSATION

  PRINCIPAL POSITION                     YEAR         ($)            ($)           OPTIONS/SARS        ($)           ($)

                                                      (1)           (1)(2)            (#)(3)           (4)           (5)

 -------------------------------------------------------------------------------------------------------------------------------
 Terry D. Growcock (6)  ...............  1998       $277,692        $437,194         24,000        $  58,310       $41,566

  President and General Manager

  (Manitowoc Ice, Inc. 1/98-6/98);

  President and Chief Executive

  Officer (The Manitowoc

  Company, Inc. 7/98-Present)



 Fred M. Butler (6)  ..................  1998        $291,385        $235,412              0         $266,438      $10,023

  President and Chief Executive          1997        $400,000        $437,995           45,000       $113,885      $11,500

  Officer (The Manitowoc                 1996        $376,926        $360,240           40,500       $ 72,424      $ 9,259

  Company, Inc. 1/98-6/98);

  President (Manitowoc Crane

  Group, Inc. 7/98-Present)



 Robert R. Friedl  ......                1998        $217,692       $191,272           10,000        $110,860      $27,444

  Senior Vice President and              1997        $200,000       $182,498           15,000        $ 46,418      $26,623

  Chief Financial Officer                1996        $198,077       $150,100           10,575        $ 27,421      $24,215






 Thomas G. Musial  ......                1998        $155,192       $136,623            6,000        $ 76,533      $38,164

  Vice President - Human                 1997        $135,000       $123,186            8,400        $ 30,333      $34,439

  Resources and Administration           1996        $134,039       $101,317            5,175        $  8,063      $27,116



 Bruce C. Shaw  .........                1998        $134,808       $100,822            4,000        $143,531      $46,737

  President and General Manager          1997        $124,584       $ 90,472            6,000        $103,520      $48,284

  (Bay Shipbuilding Co.) and             1996        $114,190       $116,974            5,175        $143,367      $36,667

  Executive Vice President

  (Manitowoc Marine Group, Inc.)



 E. Dean Flynn  .........                1998        $106,846       $ 93,814            3,200       $  58,647      $33,273

  Secretary and Manager -                1997        $100,000       $ 91,249            4,800       $  23,493      $26,181

  Corporate Insurance                    1996        $ 99,615       $ 75,050            4,275       $  13,730      $22,257



 Philip L. FitzGerald (7)                1998        $196,918       $ 58,457            6,000       $  22,841      $ 7,869

  Vice President - International         1997        $189,091       $ 90,265           12,600               0      $24,529

  Development



 Philip D. Keener (8)  ..                1998        $144,808       $161,101 (9)        4,000        $  72,707      $33,245

  Treasurer                              1997        $125,000       $114,061            6,000        $  28,885      $28,763

                                         1996        $124,423       $ 93,812            5,175        $  16,001      $25,775


---------------------------

(1) Compensation deferred at the election of an executive officer pursuant to the Company's Deferred Compensation Plan is included in the year earned.  Under that Plan, an executive officer may elect to defer up to 40% of base compensation and up to 100% of any incentive compensation.


(2)  Reflects bonus earned and accrued during the years indicated and paid at the beginning of the next fiscal year.





(3) Consists entirely of stock options under the 1995 Stock Plan.  Share information has been adjusted to reflect the Company's June 30, 1997

  3-for-2 stock split effected as a 50% stock dividend and its July 2,

  1996 3-for-2 stock split effected as a 50% stock dividend.  Share information has not been adjusted to reflect the Company's March 31,

  1999 3-for-2 stock split to be effected as a 50% stock dividend.



(4)  Reflects portion of bonus bank balance under the EVA Plan paid with respect to the fiscal year indicated.



(5)  The 1998 amounts represent:  (a) the Company's contributions to the

  RSVP Profit Sharing Plan as follows:  Terry D. Growcock - $26,590,

  Fred M. Butler - $9,169, Robert R. Friedl - $26,590, Thomas G. Musial

  - $26,590, Bruce C. Shaw - $29,574, E. Dean Flynn - $24,724, Philip L.

  FitzGerald - $7,015, and Philip D. Keener - $26,590; (b) premiums paid by the Company relating to key man group life insurance as follows:

  Terry D. Growcock - $854, Fred M. Butler - $854, Robert R. Friedl -

  $854, Thomas G. Musial - $854, Bruce C. Shaw - $854, E. Dean Flynn -

  $854, Philip L. FitzGerald - $854, and Philip D. Keener - $854; and

  (c) Company contributions to the Deferred Compensation Plan as follows:  Terry D. Growcock - $14,122, Fred M. Butler - $0, Robert R.

  Friedl - $0, Thomas G. Musial - $10,720, Bruce C. Shaw - $16,309, E.

  Dean Flynn - $7,695, Philip L. FitzGerald - $0, and Philip D. Keener -

  $5,801.


(6) Mr. Butler resigned as President and Chief Executive Officer as of

  June 30, 1998 and Mr. Growcock became President and Chief Executive

  Officer of the Company effective July 1, 1998.



(7)  Mr. FitzGerald ceased to be an executive officer of the Company in

  October 1998.



(8)  Mr. Keener ceased to be an executive officer of the Company in

  October 1998.





(9)  Mr. Keener was paid a bonus of $34,054 in connection with his reassignment overseas, of which $19,054 was for a cost-of-living adjustment.  $15,000 of the bonus received in 1998 was paid in connection with Mr. Keener's relocation.



     In connection with the 1995 Stock Plan, the table below sets forth information regarding stock option grants during the last fiscal year to the executive officers named in the Summary Compensation Table.


                                                   OPTION/SAR GRANTS IN LAST FISCAL YEAR











                                                                                                      Potential Realizable

                                                                                                        Value at Assumed

                                                     Individual Grants (1)                           Annual Rates of Stock

                                                                                                       Price Appreciation

                                                                                                      For Option Term (2)

                                       --------------------------------------------------            ----------------------



                                Number of            Total

                                Securities        Options/SARs      Exercise

                                Underlying         Granted to       or Base

                               Options/SARs      Employees in        Price         Expiration

                              Granted (#)(3)     Fiscal Year         (S/Sh)           Date             5% ($)         10% ($)

                                ----------        ---------         -------        ---------           ------         -------


 Terry D. Growcock                 24,000            17.19%         $45.8125        5/05/2008          $691,470        $1,752,320

 Fred M. Butler                         0                0                 0               0                 0                 0

 Robert R. Friedl                  10,000             7.16%         $45.8125        5/05/2008          $288,112        $  730,133

 Thomas G. Musial                   6,000             4.30%         $45.8125        5/05/2008          $172,867        $  438,080

 Bruce C. Shaw                      4,000             2.87%         $45.8125        5/05/2008          $115,245        $  292,053

 E. Dean Flynn                      3,200             2.29%         $45.8125        5/05/2008          $ 92,196        $  233,643

 Philip L. FitzGerald               6,000             4.30%         $45.8125        1/19/1999          $ 13,744        $   27,488

 Philip D. Keener                   4,000             2.87%         $45.8125        5/05/2008          $115,245        $  292,053



(1)  Consists of incentive and non-qualified stock options to purchase shares of Company Common Stock granted on May 5, 1998 pursuant to the

  1995 Stock Plan.  These options have an exercise price equal to the fair market value of Company Common Stock on the date of grant.  The options vest in 25% increments annually beginning two years after the date of grant and are fully exercisable five years after such date.

  Upon certain extraordinary events (e.g., the acquisition by a person of 30% or more of the Company's voting stock, a change in the majority of individuals constituting the Board of Directors, or shareholder approval of a plan of merger or liquidation) as described in the 1995

  Stock Plan, these options will become immediately exercisable.  The

  Compensation and Benefits Committee, which administers the 1995 Stock

  Plan, has the right to accelerate vesting of the options.  The options were granted for a term of ten years, subject to earlier termination in certain events related to termination of employment.



(2)  The dollar amounts in these columns are the result of calculations at the 5% and 10% stock appreciation rates set by the Commission and therefore do not forecast possible future appreciation, if any, of the

  Company's Common Stock price.



(3) Share information has not been adjusted to reflect the Company's

  March 31, 1999 3-for-2 stock split to be effected as a 50% stock dividend.



     The following table sets forth the number of options and the value of such options held at the end of the last fiscal year by the executive officers named in the Summary Compensation Table.


                                            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR

                                                   AND FISCAL YEAR-END OPTION/SAR VALUES







                                                                        NUMBER OF

                               SHARES                             SECURITIES UNDERLYING       VALUE OF UNEXERCISED

                              ACQUIRED                                 UNEXERCISED                IN-THE-MONEY

                                 ON                 VALUE            OPTIONS/SARS AT            OPTIONS/SARS AT

                            EXERCISE (#)         REALIZED ($)        FISCAL YEAR-END            FISCAL YEAR-END

                                                                        (#)(1)(2)                    ($)(3)







                                                                     EXERCISABLE/               EXERCISABLE/

      NAME                                                          UNEXERCISABLE              UNEXERCISABLE
--------------------------------------------------------------------------------------------------------------------


  Terry D. Growcock                3,150            $ 56,952           6,300/54,750          $ 195,899/$   727,750

  Fred M. Butler                  13,970            $297,712          16,405/95,625          $ 503,923/$2,287,108

  Robert R. Friedl                 4,443            $108,215           3,487/38,220          $ 105,532/$   649,894

  Thomas G. Musial                 1,293            $ 23,377           2,587/20,870          $  80,444/$   335,223

  Bruce C. Shaw                        0                   0           3,880/16,470           $122,732/$  296,331

  E. Dean Flynn                    1,068            $ 26,919           2,137/13,345          $  66,452/$   242,266

  Philip L. FitzGerald             3,150            $ 93,272               0/0                       0/0

  Philip D. Keener                 3,880            $ 95,657               0/16,470                  0/$   296,331



N/A = Not Applicable


(1) No SARs were outstanding at the end of fiscal 1998.



(2) Share information has not been adjusted to reflect the Company's March 31, 1999 3-for-2 stock split to be effected as a 50% stock dividend.


(3) Based upon the difference between the option exercise prices and the $44.375 closing sale price of Company Common Stock on the New York Stock Exchange at the end of fiscal 1998.




     As described in more detail in the "Report of the Compensation and

Benefits Committee on Executive Compensation" below, the EVA Plan requires that bonuses payable to executive officers in excess of their target bonuses be banked and remain at risk.  One third of a positive "bonus bank" balance is paid out at the end of each year.  A negative bonus in any year is subtracted from the outstanding bonus bank balance.  The amounts of the banked contingent incentive compensation awarded for fiscal 1998 to the executive officers named in the Summary Compensation Table are as follows:




                                            LONG-TERM INCENTIVE PLANS-AWARDS IN LAST FISCAL YEAR





                                                                       ESTIMATED FUTURE

                                             PERFORMANCE OR             PAYOUTS UNDER

                              AMOUNTS         OTHER PERIOD        NON-STOCK PRICE-BASED PLANS

                               BANKED       UNTIL MATURATION

     NAME                       ($)            OR PAYOUT          MINIMUM ($)      MAXIMUM ($)
------------------------------------------------------------------------------------------------


  Terry D. Growcock              $393,206      1999-2001               $0           $393,206

  Fred M. Butler                 $211,727      1999-2001               $0           $211,727

  Robert R. Friedl               $172,028      1999-2001               $0           $172,028

  Thomas G. Musial               $122,877      1999-2001               $0           $122,877

  Bruce C. Shaw                  $ 71,429      1999-2001               $0           $ 71,429

  E. Dean Flynn                  $ 84,376      1999-2001               $0           $ 84,376

  Philip L. FitzGerald           $ 93,202         1999                 $0           $ 93,202

  Philip D. Keener               $114,685      1999-2001               $0           $114,685





           REPORT OF THE COMPENSATION AND BENEFITS COMMITTEE

                       ON EXECUTIVE COMPENSATION



                                OVERVIEW



     The Company's Compensation and Benefits Committee (the

"Committee"), which is comprised of three outside directors of the

Company, is responsible for considering and approving compensation arrangements for senior management of the Company, including the

Company's executive officers.  The goals of the Committee in establishing annual compensation for senior management are as follows:

(i) to attract and retain key executives who will assure real growth of the Company and its operating subsidiaries and divisions; and (ii) to provide strong financial incentives, at a reasonable cost to the

Company's shareholders, for senior management to enhance the long-term value of the shareholders' investment in the Company.



     Executive compensation consists of the following components:



  *  Base-salary compensation;

  *  Short-term incentive compensation (the Economic Value Added

     Bonus Plan); and

  *  Long-term incentive compensation (the 1995 Stock Plan).





                              BASE SALARY




     Base salary compensation is set to be competitive with comparable positions at other durable goods manufacturing companies of similar size.  The Committee references survey data of comparable companies obtained from a major compensation and benefit consulting firm and sets proposed base salaries at a level about equal to the midpoint of the survey data.  Base salaries of individual executive officers can vary from this salary benchmark based on a subjective analysis of such factors as the scope of the executive officer's experience, current performance and future potential, along with the Company's financial performance.





             THE ECONOMIC VALUE ADDED COMPENSATION PROGRAM



     The EVA Plan is an incentive compensation program, first effective during the 1994 fiscal year, which provides for annual bonuses for all executive officers of the Company along with certain other officers and key employees of the Company and its subsidiaries, if their performance adds value for Company shareholders.  The Committee's objective under the EVA Plan is to provide an incentive share portion of compensation which will result in higher total compensation opportunities than the median total compensation of peer companies in years in which the

Company performs well.  Similarly, the incentive share portion of compensation payable to EVA Plan participants is expected to result in lower total compensation opportunities than the median total compensation of comparable companies in years when the Company performs poorly.




     Bonuses payable under the program are determined based on

improvements in Economic Value Added ("EVA"), which is a technique developed by Stern Stewart & Co., a financial consulting firm based in

New York, that measures the economic profit generated by a business.

EVA is equal to the difference between (i) net operating profit after tax, defined as operating earnings adjusted to eliminate the impact of,

among other things, certain accounting charges such as amortization of good-will and bad debt reserve expenses, and (ii) a capital charge,

defined as capital employed times the weighted average cost of capital.



     Participants are divided into eleven classifications which have target bonus levels ranging from 2% to 60% of base salary.  It is intended that the assignment of a particular classification correspond with a position's relative effect on the Company's performance.



     Under the EVA Plan, bonuses are awarded to each Plan participant based on the improvement in EVA for the participant's business unit.  To measure the improvement (or deterioration) in EVA, an EVA target is set yearly for each business unit based on the average of the prior fiscal year's target and actual EVA plus the expected improvement in EVA for the current fiscal year.  If the annual improvement in EVA is in excess of the targeted improvement, the bonus calculation will produce an amount in excess of the participant's target bonus.  If the annual improvement in EVA is less than the targeted improvement, the bonus calculation will produce an amount less than the individual's target bonus.  Bonuses payable under the EVA Plan are not subject to any minimum or maximum.  In fiscal year 1998, the performance of the Company and its business units resulted in Plan compensation ranging from a negative 127% to a positive 479% of their targets.


     In order to encourage a long-term commitment by executive officers and other key employees to the Company and its shareholders, the EVA

Plan requires that two thirds of any bonus earned in a given year in excess of the target bonus be deferred in a "bonus bank" for possible future payout by the Company.  One third of a positive bonus bank balance is paid out each year.  Consequently, the total bonus payable in any given period consists of the individual's target bonus, plus (or minus) the participant's fixed share of EVA improvement and plus (or minus) a portion of the bonus bank balance.  A bonus bank account is considered "at risk" in the sense that in any year EVA performance results in a bonus amount which is negative, the negative bonus amount is subtracted from the outstanding bonus bank balance.  In the event that the outstanding bonus bank balance at the beginning of the year is negative, the bonus paid for that year is limited to the aggregate of one third of the positive bonus earned up to the target bonus and one third of any positive bonus bank balance after applying the remaining portion of the bonus earned for the year against the negative balance in the bonus bank.  The executive is not expected to repay negative balances in the bonus bank.  In the event that an executive voluntarily terminates employment with the Company, the bonus bank balance is subject to forfeiture.





                          THE 1995 STOCK PLAN



     The shareholders of the Company approved The Manitowoc Company,

Inc. 1995 Stock Plan pursuant to which incentive stock options, non-

qualified stock options, restricted stock and limited stock appreciation rights may be granted to key employees of the Company.  In fiscal 1998,

stock options to purchase a total of 139,600 shares were granted to certain key employees selected by the Committee.  The options vest in

25% increments annually beginning two years after the date of grant and are fully exercisable five years after such date.





                       DEFERRED COMPENSATION PLAN



     The purpose of the Deferred Compensation Plan is to attract and retain well-qualified persons for service as non-employee directors of the Company or as key employees and to promote identity of interest between the Company's non-employee directors and key employees and its shareholders.  Eligibility is limited to non-employee directors and key employees of the Company.



     A non-employee director may make a deferral election with respect to all or part of his compensation, in increments of 5%.  Compensation,

for purposes of a non-employee director, means retainer fees paid for service as a member of the Board of Directors and for service on any

Board committee, including attendance fees.



     A key employee participant may elect to defer, in whole

percentages, up to 40% of regular pay and up to 100% of incentive bonuses.  Credits to deferred compensation accounts for key employees will also include a contribution equal to the amount of deferred compensation of the key employee for the plan year (subject to a maximum of 25% of eligible compensation) multiplied by the rate of fixed and variable profit sharing contributions that the participant has received from his employer for the year under the RSVP Profit Sharing Plan plus one percent.  Non-employee directors are not eligible to receive Company contributions under the Deferred Compensation Plan.



     The current investment options available to participants under the

Deferred Compensation Plan are a bookkeeping account, the value of which is based on investments in Company Common Stock, and a bookkeeping account, the value of which is based on investments in a balanced mutual fund.  Participants have no rights as shareholders pertaining to Company

Common Stock units credited to their accounts under the Deferred

Compensation Plan.



     The Board of Directors may at any time terminate or amend the

Deferred Compensation Plan, except that no termination or amendment may reduce any account balance accrued on behalf of a participant based on deferrals already made or divest any participant of rights to which such person would have been entitled if the Deferred Compensation Plan had been terminated immediately prior to the effective date of such amendment.  No amendment may become effective until shareholder approval is obtained if the amendment materially increases the benefits accruing to participants under the Deferred Compensation Plan, materially increases the aggregate number of shares of Company Common Stock that may be issued under the Deferred Compensation Plan, or materially modifies the eligibility requirements for Deferred Compensation Plan participation.  There is no time limit on the duration of the Deferred

Compensation Plan.





                  CHIEF EXECUTIVE OFFICER COMPENSATION

     During fiscal 1998, Mr. Fred M. Butler served as the Company's

Chief Executive Officer ("CEO") from January 1, 1998 to June 30, 1998.

Mr. Terry D. Growcock became CEO effective July 1, 1998.



     The factors used to determine the annual base salary and incentive compensation for Mr. Butler and Mr. Growcock were the same as those described above for all executive officers.  Mr. Butler's base salary during the six months he served as CEO was $215,385, and Mr. Growcock's base salary during the six months he served as CEO was $171,154.  The

Committee determined that those amounts were appropriate based upon the midpoint salary compensation of other CEOs of similarly sized durable goods manufacturing companies (as determined by the above-mentioned salary survey data) as well as a subjective evaluation of Mr. Butler's and Mr. Growcock's respective individual performances and the Company's overall performance during their respective tenures as CEO.



     Both Mr. Butler's and Mr. Growcock's EVA target bonus level for fiscal 1998 were 60% of base salary.  As a result of the Company achieving EVA Plan results in excess of targeted goals, Mr. Butler was paid incentive compensation of $501,850, and $211,727 was added to his bonus bank, bringing his bonus bank total to $481,041.  Similarly, Mr.

Growcock was paid incentive compensation of $495,504, and $393,206 was added to his bonus bank, bringing his bonus bank total to $384,686.



     Based on a subjective consideration of the factors cited above for all grants under the 1995 Stock Plan, Mr. Growcock was granted during the year an incentive stock option for 2,182 shares of Common Stock and a non-qualified stock option for 21,818 shares of Common Stock.

              TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION



     Section 162(m) of the Internal Revenue Code of 1986, as amended

(the "Code"), limits the Company's federal income tax deduction to

$1,000,000 per year for compensation to its CEO and any of its four other highest paid executive officers.  Qualified performance-based compensation is not, however, subject to the deduction limit, provided certain requirements of Section 162(m) are satisfied.  Certain awards under the proposed 1995 Stock Plan are intended to qualify for the performance-based compensation exception under Section 162(m).  It is the Committee's intent to preserve the deductibility of executive compensation to the extent reasonably practicable and consistent with the best interests of the Company and its shareholders.



                                   COMPENSATION AND BENEFITS COMMITTEE



                                   George T. McCoy, Chairman

                                   Dean H. Anderson

                                   Robert S. Throop





                           PERFORMANCE GRAPH





     Set forth below is a graph comparing the cumulative total

shareholder return, including reinvestment of dividends on a quarterly basis, of Company Common Stock against the cumulative total returns of the Standard and Poor's ("S&P") 500 Composite Stock Index and the S&P

Diversified Machinery Stock Index.  The graph assumes $100 was invested on December 31, 1993 in Company Common Stock, the S&P 500 Composite

Stock Index and the S&P Diversified Machinery Stock Index.



              (PERFORMANCE GRAPH APPEARS HERE)





                                         TOTAL SHAREHOLDER RETURNS
                                           (Dividends Reinvested)

                                               Indexed Returns Years Ending

Company/Index                Dec. 93    Dec. 94    Dec. 95    Dec. 96    Dec. 97    Dec. 98
--------------------------------------------------------------------------------------------
The Manitowoc Company        $100.00    $ 69.62    $102.40    $207.90    $253.92    $350.92
S&P 500 Index                $100.00    $101.32    $139.40    $171.41    $228.59    $293.92
S&P Diversified Machinery
 Index (500)                 $100.00    $103.51    $145.76    $200.87    $239.20    $277.23







                    CONTINGENT EMPLOYMENT AGREEMENTS



     The Company has entered into Contingent Employment Agreements (the

"Employment Agreements") with Messrs. Growcock, Friedl, Musial, Shaw,

and Flynn, and certain other key executives of the Company and certain subsidiaries.  The Employment Agreements provide that in the event of a change in control of the Company, as defined therein, each executive will continue to be employed by the Company for a period of three years thereafter.  Under the Employment Agreements, each executive will remain employed at the same position held as of the change in control date, and will receive a salary at least equal to the salary in effect as of such date, plus all bonuses, incentive compensation, and other benefits extended by the Company to its executive officers and key employees.

After a change in control, the executive officer's compensation would be subject to upward adjustment at least annually based upon his contributions to the Company's operating efficiency, growth, production and profits.  The Employment Agreements terminate prior to the end of the three year period noted above if the executive first attains the age of 65, voluntarily retires from the Company, or is terminated by the

Company "for cause," as defined therein.  The Employment Agreements are terminable by either party at any time prior to a change in control.





             F. M. BUTLER SUPPLEMENTAL RETIREMENT AGREEMENT

     Prior to his retirement as CEO, the Company entered into a

Supplemental Retirement Agreement (the "Retirement Agreement") with Mr.

Butler providing for certain monthly payments upon his retirement from the Company, with such benefits varying depending on the timing and nature of his retirement.



     Pursuant to the terms of the Retirement Agreement, because Mr.

Butler retired prior to attaining age 65, he will receive an annual benefit equal to 50% of his average yearly salary over the 60 months prior to his retirement, reduced by the amount of pension benefits received by Mr. Butler from his previous employer.  This annual benefit is payable in monthly installments to Mr. Butler for life and to his spouse for life in the event that she survives him.  While Mr. Butler has the option to require that the Company fund these benefits with a rabbi trust, Mr. Butler's rights with respect to payments of benefits under the Retirement Agreement are those of an unsecured creditor of the

Company.

---------------------------------------------------------------------

2.   PROPOSED 1999 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

---------------------------------------------------------------------

                                GENERAL



     The purpose of the 1999 Non-employee Director Stock Option Plan

("1999 Option Plan") is to promote the long-term growth and financial success of the Company by providing non-employee directors of the

Company with an opportunity to acquire and increase their proprietary interest in the Company.

     The following summary description of the 1999 Option Plan is qualified in its entirety by reference to the full text of the 1999

Option Plan which is attached to this Proxy Statement as Appendix A.





                     ELIGIBILITY AND ADMINISTRATION



     Individuals who are not employees of the Company or any affiliate thereof and who are elected or appointed as directors of the Company are automatically entitled, as described below, to receive grants of options under the 1999 Option Plan.  Accordingly, the 1999 Option Plan is

intended to be self-governing.  Any questions involving interpretation will be resolved by the Board.





                   AWARDS UNDER THE 1999 OPTION PLAN



     The 1999 Option Plan authorizes the granting of non-qualified stock options to non-employee directors of the Company.  Subject to adjustment as described below, the maximum number of shares of Common Stock available for the granting of awards under the 1999 Option Plan is

125,000.  If an option granted under the 1999 Option Plan terminates,

expires, or is canceled prior to the delivery of all of the shares issuable pursuant to the option, the shares remaining subject to such option will be available for the granting of new awards under the 1999

Option Plan.  Any shares delivered pursuant to the exercise of an option under the 1999 Option Plan may be either authorized and unissued shares of Common Stock or treasury shares held by the Company.

                            TERMS OF AWARDS



     The 1999 Option Plan provides that on the date on which a non-

employee director is first elected or appointed as a director of the

Company (or if later, the date of adoption of the 1999 Option Plan by the Board) during the existence of the 1999 Option Plan, such non-

employee director will automatically be granted an option to purchase

2,000 shares of Common Stock.  Thereafter, continuing non-employee directors will automatically be granted an additional option to purchase

1,000 shares of Common Stock as of the first Board meeting occurring in each calendar year.



     The per share exercise price for options granted under the 1999

Option Plan will be 100% of the fair market value of a share of Common

Stock on the date of grant.  Options granted under the 1999 Option Plan will become vested and exercisable in increments of 25% per year on the anniversary of the grant of the option.  Option terms are limited to 10 years unless terminated earlier in the event a non-employee director leaves the Board.  If a non-employee director has served at least 5 years as a director (counting all service as a director) the director's options are 100% vested upon leaving the Board and the former director has 36 months to exercise.  If the director dies in office or during such 36 month period, his or her personal representative has 12 months to exercise.  If a non-employee director has served for fewer than 5 years as a director, vesting is not accelerated.  Vested options must be exercised within 30 days of leaving the Board.  If the director dies in office or during such 30 day period, his or her personal representative has 12 months to exercise the options to the extent they were vested at death.



     Options may be exercised by payment in full of the exercise price in cash, in shares of Common Stock having a fair market value on the date of exercise equal to the option exercise price, or by cashless exercise through a broker.  Options may not be assigned, alienated,

sold, or transferred in any manner other than by will or the laws of descent and distribution without the prior approval of the Board.





                              ADJUSTMENTS



     If any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation,

split-up, spin-off, combination, repurchase, or exchange of shares of

Common Stock or other securities of the Company, issuance of warrants or other rights to purchase shares of Common Stock or other securities of the Company, or other similar corporate transaction or event affects the shares of Common Stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 1999 Option Plan, then the Board may, in such manner as it may deem equitable, adjust (a) the number of shares subject to the 1999 Option Plan and which thereafter may be made the subject of options thereunder, (b) the number and type of shares subject to outstanding options, and (c) the exercise price with respect to any options; provided, however, that options subject to grant or previously granted to non-employee directors under the 1999 Option Plan at the time of any such event will be subject to only such adjustments as are necessary to maintain the proportionate interest of the non-

employee directors and preserve, without exceeding, the value of such options.





                       AMENDMENT AND TERMINATION



     The Board may amend, suspend or terminate the 1999 Option Plan at any time provided that such action shall not affect the rights of non-

employee directors with respect to options previously granted to them without their consent.





                CERTAIN FEDERAL INCOME TAX CONSEQUENCES



     The grant of an option under the 1999 Option Plan will create no income tax consequences to the non-employee director or the Company.  A non-employee director will generally recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the Common Stock at such time over the exercise price.  The

Company will be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the non-employee director.

A subsequent disposition of the Common Stock will give rise to capital gain or loss to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the Common Stock on the date of exercise.  This capital gain or loss will be a long-term capital gain or loss if the Common Stock has been held for more than one year from the date of exercise.

                             FUTURE AWARDS



     Grants of options to purchase 2,000 shares of Common Stock were automatically made to each of the Company's non-employee directors then in office on the date of adoption of the 1999 Stock Option Plan by the

Board, February 16, 1999.  These option grants are subject to approval of the 1999 Option Plan by the shareholders.



     On February 12, 1999, the last reported sale price per share of the

Common Stock on the New York Stock Exchange composite tape was $38.4375.





                             VOTE REQUIRED



     The affirmative vote of the holders of a majority of the shares of

Common Stock represented and voted at the Meeting (assuming a quorum is present) is required to approve the 1999 Option Plan.  Any shares not voted at the Meeting (whether as a result of broker non-votes or otherwise, except abstentions) will have no impact on the vote.  Shares of Common Stock as to which holders abstain from voting will be treated as votes against the 1999 Option Plan.  Votes will be tabulated by inspectors of election appointed by the Board.



     THE BOARD RECOMMENDS A VOTE "FOR" THE 1999 OPTION PLAN.  SHARES OF

COMMON STOCK REPRESENTED AT THE MEETING BY EXECUTED BUT UNMARKED PROXIES

WILL BE VOTED "FOR" THE 1999 OPTION PLAN.



---------------------------------------------------------------------


3.   MISCELLANEOUS

---------------------------------------------------------------------



                             OTHER MATTERS



     Management knows of no business which will be presented for action at the Annual Meeting other than as set forth in the Notice of Annual

Meeting accompanying this Proxy Statement.  If other matters do properly come before the Annual Meeting, proxies will be voted in accordance with the best judgment of the person or persons exercising authority conferred by such proxies.






                     INDEPENDENT PUBLIC ACCOUNTANTS



     In accordance with the recommendation of the Audit Committee, and at the direction of the Board of Directors, the Company has retained

PricewaterhouseCoopers LLP as its independent public accountants for the fiscal year ending December 31, 1999.  A representative of

PricewaterhouseCoopers LLP is expected to be present at the Annual

Meeting to respond to appropriate questions and to make a statement if he or she desires to do so.





               ANNUAL MEETING TO BE HELD IN THE YEAR 2000



     Shareholder proposals for the Annual Meeting of Shareholders in the year 2000 must be received no later than November 16, 1999 at the

Company's principal executive offices, 500 South 16th Street, P.O. Box

66, Manitowoc, Wisconsin 54221-0066, directed to the attention of the

Secretary, in order to be considered for inclusion in next year's Annual

Meeting proxy material.  The inclusion of any proposal will be subject to the applicable rules of the Securities and Exchange Commission.

Pursuant to Rule 14a-4, any Rule 14a-4 submissions will need to be submitted by January 28, 2000.



     Shareholders wishing to propose any floor nominations for directors or floor proposals at the Annual Meeting of Shareholders to be held in the year 2000 must provide notice thereof, containing certain specified information as required by the Company's By-Laws, to the Company's

Secretary at the principal executive offices of the Company, so as to be received not less than 50 nor more than 75 days prior to such annual meeting.





     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  WHETHER OR NOT

YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO

COMPLETE, DATE, SIGN, AND RETURN THE PROXY CARD AS SOON AS POSSIBLE.









                                   By Order of the Board of Directors







Manitowoc, Wisconsin                         E. DEAN FLYNN

March 15, 1999                          Secretary









































APPENDIX A





                            THE MANITOWOC COMPANY, INC.

                  1999 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
------------------------------------------------------------------------------








SECTION 1.   PURPOSE



The purpose of The Manitowoc Company, Inc. 1999 Non-employee Director

Stock Option Plan is to promote the long-term growth and financial success of The Manitowoc Company, Inc.  The Plan is intended to secure for the Company and its shareholders the benefits of the long-term incentives inherent in increased Common Stock ownership by members of the Board of Directors of the Company who are not employees of the

Company or its Affiliates.  It is intended that the Plan will induce and encourage highly experienced and qualified individuals to serve on the

Board and assist the Company in promoting a greater identity of interest between the Company's non-employee directors and the shareholders of the

Company.





SECTION 2.     DEFINITIONS



The following terms shall have the respective meanings set forth below,

unless the context otherwise requires:



(a)  "AFFILIATE" shall mean any corporation, partnership, joint venture,

     or other entity in which the Company holds an equity, profit, or voting interest of more than fifty percent (50%).



(b)  "ANNUAL MEETING OF THE SHAREHOLDERS" shall mean the Annual Meeting of Shareholders of the Company held each calendar year.



(c)  "BOARD" shall mean the Board of Directors of the Company.

(d)  "CODE" shall mean the Internal Revenue Code of 1986, as amended.



(e)  "COMPANy" shall mean The Manitowoc Company, Inc., a Wisconsin corporation, together with any successor thereto.



(f)  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time.



(g)  "FAIR MARKET VALUE PER SHARE" shall mean for any day the last sale price at which a Share traded as reported on the composite tape by the New York Stock Exchange on the business day immediately preceding such day, or, if there were no trades of Shares on the composite tape on such business day, on the most recent preceding business day on which there were trades.  Or, if Shares are not listed or admitted to trading on the New York Stock Exchange when the determination of fair market value is to be made, Fair Market

     Value per Share shall be the mean between the highest and lowest reported sales prices of Shares on that date on the principal exchange on which the Shares are then listed.  If the Shares are not listed on any national exchange, Fair Market Value per Share shall be the amount determined in good faith by the Board to be the fair market value of a Share at the relevant time.



(h)  "NON-EMPLOYEE DIRECTOR" shall mean a member of the Board who is not an employee of the Company or any Affiliate.

(i)  "OPTION" shall mean a stock option granted hereunder to a Non-

     employee Director.  An Option shall either be a "First Option,"

     granted when a Non-employee Director is initially elected to the

     Board, or an "Annual Option," granted annually, thereafter, to each continuing Non-employee Director.



(j)  "OPTION AGREEMENT" shall mean any written agreement, contract, or other instrument or document evidencing any Option granted under the Plan.



(k)  "PLAN" shall mean The Manitowoc Company, Inc. 1999 Non-employee

     Director Stock Option Plan.



(l)  "SHARES" shall mean Shares of Common Stock of the Company, $.01 par value, and such other securities or property as may become subject to Options pursuant to an adjustment made under Section 4(b) of the

     Plan.





SECTION 3.     PLAN OPERATION



(a)  The Plan is intended to meet the "formula" plan requirements of

     Rule 16b-3 (or any successor provision thereto), as interpreted,

     adopted under the Exchange Act and accordingly is intended to be self-governing.

(b)  The Board shall have no discretion to select the Non-employee

     Directors to receive Option grants under the Plan, to determine the number of Shares subject to the Plan or to each grant, nor the exercise price of the Options granted pursuant to the Plan.



(c)  The Plan shall be administered by the Board.  The Board may, by resolution, delegate part or all of its administrative powers with respect to the Plan.



(d)  The Board shall have all of the powers vested in it by the terms of the Plan, such powers to include the authority, within the limits prescribed herein, to establish the form of the agreement embodying grants of Options made under the Plan.



(e)  The Board shall, subject to the provisions of the Plan, have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable, such administrative decisions of the Board to be final and conclusive.



(f)  Except to the extent prohibited by applicable law, the Board may authorize any one or more of their number or the Secretary or any other officer of the Company to execute and deliver documents on behalf of the Board.  The Board hereby authorizes the Secretary to execute and deliver all documents to be delivered by the Board pursuant to the Plan.





SECTION 4.     SHARES AVAILABLE FOR OPTIONS

(a)    Subject to adjustment as provided in Section 4(b):



(i)           The number of Shares with respect to which Options may be

     granted under the Plan shall be 125,000.  If, after the effective date of the Plan, an Option terminates, expires or is canceled prior to the delivery of all of the Shares issuable thereunder,

     then the number of Shares counted against the number of Shares available under the Plan in connection with the grant of such

     Option, to the extent of any such termination, expiration or cancellation, shall again be available for granting of additional

     Options under the Plan.  If the Exercise Price of any Option granted under the Plan is satisfied by tendering Shares (by either actual delivery or by attestation), only the number of Shares issued net of the Shares tendered shall be deemed delivered for purposes of determining the maximum number of Shares available for delivery under the Plan.



                                 Page 2

(ii)          The number of Shares covered by an Option under the Plan

     shall be counted on the date of grant of such Option against the number of Shares available for granting Options under the Plan.



(iii)         Any Shares delivered pursuant to the exercise of an Option may consist, in whole or in part, of authorized and unissued Shares or of treasury shares.



(b)    In the event that the Board shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split,

     reverse stock split, reorganization, merger, consolidation, split-

     up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event (collectively referred to as "Events") affects the Shares such that an adjustment is determined by the Board to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Board may,

     in such manner as it may deem equitable, adjust any or all of (i)

     the number and type of Shares subject to the Plan and which thereafter may be made the subject of Options under the Plan; (ii)

     the number and type of Shares subject to outstanding Options; and

     (iii) the exercise price with respect to any Option (collectively referred to as "Adjustments"); provided, however, that Options subject to grant or previously granted to Non-employee Directors under the Plan at the time of any such Event shall be subject to only such Adjustments as shall be necessary to maintain the proportionate interest of the Non-employee Directors and preserve,

     without exceeding, the value of such Options; and provided further that the number of Shares subject to any Option shall always be a whole number.





SECTION 5.     NON-QUALIFIED STOCK OPTION AWARDS TO NON-EMPLOYEE

DIRECTORS

(a)    Non-employee Directors shall automatically be granted Options under the Plan in the manner set forth in this Section 5 for no cash consideration.  A Non-employee Director may hold more than one

     Option under the Plan in his or her capacity as a Non-employee

     Director of the Company, but only on the terms and subject to the conditions set forth herein.  All options granted to Non-employee

     Directors pursuant to the Plan shall be non-qualified stock options which do not qualify for special tax treatment under Code Sections

     421 or 422.



(b)    By and simultaneously with the adoption of the Plan by the Board,

     subject to approval of the Plan by the shareholders of the Company,

     each Non-employee Director at such time shall be granted an Option to purchase two thousand (2,000) Shares under the Plan (the "First

     Option").  Thereafter, on the date on which a Non-employee

     Director, other than a Non-employee Director who was serving as a director of the Company on the date of shareholder approval, is first elected or appointed as a director of the Company during the existence of the Plan, such Non-employee Director shall

     automatically be granted an Option to purchase two thousand (2,000)

     Shares under the Plan.



(c)    Following the date of grant of the First Option, on the date of the first Board meeting occurring in each calendar year, each continuing Non-employee Director of the Board shall be granted an additional Option to purchase one thousand (1,000) Shares under the

     Plan (the "Annual Option").  Annual Options are not made

     concurrently with First Options and a Non-employee Director must be continuing in office in order to be eligible to receive an Annual

     Option.



(d)    The automatic grants to Non-employee Directors shall not be subject to the discretion of any person.



(e)    Each Option granted under the Plan shall be evidenced by a written Agreement.  Each Agreement shall be subject to, and incorporate, by reference or otherwise, the applicable terms of this Plan.

(f)    No Option shall be granted under the Plan after the tenth

     anniversary of the effective date of the Plan.  However, the term of any Option theretofore granted may extend beyond such date.



(g)    Notwithstanding the provisions of Section 5(b), Options shall automatically be granted to Non-employee Directors under the Plan only for so long as the Plan remains in effect and a sufficient number of Shares are available hereunder for the granting of such

     Options.



(h)    No Option, and no right under such Option, shall be assignable,

     alienable, saleable or transferable by a Non-employee Director otherwise than by will or by the laws of descent and distribution other than with the prior approval of the Board.  Each Option shall be exercisable, during the lifetime of the Non-employee Director, only by such individual or, if permissible under applicable law, by such individual's guardian or legal representative.  No Options may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any

     Affiliate.





SECTION 6.     EXERCISE PRICE



(a)    The price per Share of the Company's Common Stock which may be purchased upon exercise of an Option ("Exercise Price") shall be one hundred percent (100%) of the Fair Market Value per Share on the date the Option is granted and shall be payable in full at the time the Option is exercised as follows (except that, in the case of an exercise under paragraph (iii), payment may be made as soon as practicable after the exercise):



(i)  in cash or by certified check,



(ii)          by delivery to the Company of Shares which shall have been owned for at least six (6) months and have a Fair Market Value per

     Share on the date of surrender equal to the Exercise Price, or



(iii)         by delivery to the Company of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company from sale or loan proceeds the amount required to pay the exercise price.

(b)    Such Exercise Price shall be subject to adjustment as provided in

     Section 4(b) hereof.





SECTION 7.     DURATION AND VESTING OF OPTIONS



(a)    The term of each Option granted to a Non-employee Director shall be for ten (10) years from the date of grant, unless terminated earlier pursuant to the provisions of Section 8 hereof.



(b)    Except as otherwise provided in Section 8 hereof, each Option shall vest and become exercisable according to the following schedule:



(i)           twenty-five percent (25%) of the total number of Shares

     covered by the Option shall become exercisable beginning with the first anniversary date of the grant of the Option;



(ii)          thereafter twenty-five percent (25%) of the total number

     of Shares covered by the Option shall become exercisable on each subsequent anniversary date of the grant of the Option until the fourth anniversary date of the grant of the Option upon which the total number of Shares covered by Option shall become exercisable.

SECTION 8.     EFFECT OF TERMINATION OF MEMBERSHIP ON THE BOARD

(a)    The right to exercise an Option granted to a Non-employee

     Director shall be limited as follows, provided the actual date of exercise is in no event after the expiration of the term of the

     Option:



(i)           If a Non-employee Director ceases being a director of the

     Company for any reason other than the reasons identified in subparagraph (b) of this Section 8, the Non-employee Director shall have the right to exercise the Options as follows, subject to the condition that no Option shall be exercisable after the expiration of the term of the Option:



(A)                   If the Non-employee Director was a member of the

     Board of Directors of the Company for five (5) or more years, all outstanding Options become immediately exercisable upon the date the Non-employee Director ceases being a director for any reason.

     The Non-employee Director may exercise the Options for a period of thirty-six (36) months from the date the Non-employee Director ceases to be a director, provided that if the Non-employee Director dies while serving as a director or before such thirty-six (36)

     month period has expired, the Options may be exercised by the Non-

     employee Director's legal representative or any person who acquires the right to exercise an Option by reason of the Non-employee

     Director's death for a period of twelve (12) months from the date of the Non-employee Director's death.



(B)                   If the Non-employee Director was a member of the

     Board of Directors of the Company for fewer than five (5) years,

     the Non-employee Director may exercise the Options, to the extent they were exercisable at the date the Non-employee Director ceases to be a member of the Board for any reason, for a period of thirty

     (30) days following the date the Non-employee Director ceased being a director, provided that if the Non-employee Director dies while serving as a director or before such thirty (30) day period has expired, the Options may be exercised by the Non-employee

     Director's legal representative, or any person who acquires the right to exercise an Option by reason of the Non-employee

     Director's death, for a period of twelve (12) months from the date of the Non-employee Director's death.



(C)                   In the event any Option is exercised by the

     executors, administrators, legatees, or distributees of the estate of a deceased optionee, the Company shall be under no obligation to issue stock thereunder unless and until the Company is satisfied that the person or persons exercising the Option are the duly appointed legal representatives of the deceased optionee's estate or the proper legatees or distributees thereof.



(b)    If a Non-employee Director ceases being a director of the Company due to an act of:



(i)           fraud or intentional misrepresentation, or



(ii)          embezzlement, misappropriation or conversion of assets or

     opportunities of the Company or any Affiliate of the Company, or



(iii)         any other gross or willful misconduct as determined by the

     Board, in its sole and conclusive discretion, all Options granted to such Non-employee Director shall immediately be forfeited as of the date of the misconduct.

SECTION 9.     AMENDMENT AND TERMINATION OF THE PLAN



(a)    The Board may at any time amend, alter, suspend, discontinue or terminate the Plan.



(b)    Termination of the Plan shall not affect the rights of Non-

     employee Directors with respect to Options previously granted to them, and all unexpired Options shall continue in force and effect after termination of the Plan, except as they may lapse or be terminated by their own terms and conditions.  Any amendment to the

     Plan shall become effective when adopted by the Board, unless specified otherwise.



(c)    Rights and obligations under any Option granted before any amendment of this Plan shall not be materially and adversely affected by amendment of the Plan, except with the consent of the person who holds the Option, which consent may be obtained in any manner that the Board deems appropriate.

SECTION 10.    GENERAL PROVISIONS



(a)    Nothing contained in the Plan shall prevent the Company or any

     Affiliate from adopting or continuing in effect other or additional compensation arrangements for Non-employee Directors, and such arrangements may be either generally applicable or applicable only in specific cases.



(b)    The grant of an Option to a Non-employee Director pursuant to the

     Plan shall confer no right on such Non-employee Director to continue as a director of the Company.  Except for rights accorded under the Plan, Non-employee Directors shall have no rights as holders of Shares as a result of the granting of Options hereunder.



(c)    Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any Shares under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws

     (including, without limitation, the requirements of the Securities

     Act of 1933), and the applicable requirements of any securities exchange or similar entity.



(d)    To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of Shares, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.



(e)    The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the State of Wisconsin and applicable federal law.



(f)    Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference.  Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision hereof.



(g)    The Plan shall be effective as of the date of adoption of the

     Plan by the Board, February 16, 1999, subject to approval of the

     Plan by the shareholders of the Company.






APPENDIX B                             APPENDIX TO THE PROXY STATEMENT
                                                PROXY CARD




                     THE MANITOWOC COMPANY, INC.
       Proxy/Voting Instructions Solicited on Behalf of the
                          Board of Directors
          for Annual Meeting of Shareholders on May 4,1999


P The undersigned holder of Common Stock of The Manitowoc Company, Inc. hereby appoints Terry D. Growcock and E. Dean Flynn, or either of them, with full power of substitution, to act as proxy for and
R to vote all of the shares of Common Stock of the undersigned at the Annual Meeting of Shareholders of The Manitowoc Company, Inc. to be held at the Holiday Inn Manitowoc located at 4601 Calumet
O  Avenue, Manitowoc, Wisconsin, at 9:00 a.m., C.D.T., Tuesday,
   May 4, 1999, or any adjournment thereof, as follows:


X  1.     Election of Directors.
          Nominees: Dean H. Anderson, Terry D. Growcock, James P. McCann, Robert C. Stift, and Robert S. Throop;
Y
   2.     Approval of Proposed 1999 Non-emloyee Director Stock Option
          Plan

   3. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournment thereof;

   all as set out in the accompanying Notice and Proxy
   Statement relating to the Annual Meeting, receipt of which is hereby acknowledged.

   If you hold shares of Company Common Stock in the Dividend
   Reinvestment Plan or RSVP Profit Sharing Plan, this proxy constitutes voting instructions for any shares so held by the undersigned.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The proxies cannot vote your shares unless you sign and return this card.


Comments:___________________________________________     SEE REVERSE
                                                            SIDE

(If you have written in the above space, please mark the "comments" box on the reverse side of the card.)






      Please mark your                                      7831
[ x ] vote as in this
      example.


This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted "FOR" Proposals 1 and 2.


The Board of Directors recommends a vote FOR Proposals 1 and 2.
--------------------------------------------------------------------


 1.  Election of Directors.        2.  Approval of Proposed 1999
     (see reverse)                     Non-employee Director Stock
                                       Option Plan (see reverse)
        [  ]   FOR                         [  ]   FOR
        [  ]   WITHHELD                    [  ]   AGAINST
                                           [  ]   ABSTAIN


 For, except vote withheld as to the following nominee(s):

 _____________________________________________________________





                    PLEASE MARK BOXES IF APPLICABLE
                    --------------------------------

                    Yes, I will attend the Annual Meeting of
                    Shareholders on Tuesday, May 4, 1999       [  ]

                    Comments (please see reverse side)         [  ]


                    Please sign exactly as name appears hereon. Joint owners should sign individually. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign full corporate name by President or other authorized officer.


                    ________________________________________________
                    Signature                                 Date

                    ________________________________________________
                    Signature (if held jointly)               Date



                       * FOLD AND DETACH HERE *






                                                THIS IS YOUR PROXY,
                                              YOUR VOTE IS IMPORTANT.


        FOR PERSONAL ASSISTANCE IN ANY OF THE FOLLOWING AREAS:


 * LOST DIVIDEND CHECKS - ADDRESS CHANGES - LOST OR STOLEN STOCK
   CERTIFICATES.

 * DIVIDEND REINVESTMENT PLAN - Dividends automatically reinvested in your account to purchase additional shares of Manitowoc Common Stock.

 * DIRECT DEPOSIT - Have your Manitowoc Company, Inc. quarterly dividends electronically deposited into your checking or savings account on dividend payment date.

 * VERIFICATION OF THE NUMBER OF MANITOWOC SHARES IN YOUR ACCOUNT.

 * NAME CHANGES AND TRANSFER OF STOCK OWNERSHIP - In the event of marriage, death and estate transfers, gifts of stock to minors in custodial accounts, etc.

 * CONSOLIDATION OF ACCOUNTS - Eliminates multiple accounts for one holder and certain duplicate shareholder mailings going to one address (dividend checks, annual reports and proxy materials would continue to be mailed to each shareholder).


       FIRST CHICAGO'S                       OR WRITE TO
     SHAREHOLDER SERVICES CENTER        First Chicago Trust Company
        1-800-519-3111                    of New York
                                        P.O. Box 2500
                                        Jersey City, NJ 07303-2500